Subsequent Events	12 Months Ended
May 31, 2014
Subsequent Events [Abstract]
Subsequent Events
24.	SUBSEQUENT EVENTS

On June 1, 2014, Xuncheng, one of the VIE’s subsidiaries, granted 15,000,000 NES to Xuncheng’s directors and employees which will vest between June 1, 2015 and May 31, 2020. The Company is still in the process of evaluating the fair value of NES at the grant date. Share-based compensation will be recognized as an expense on a straight-line basis over the requisite service period, which is the vesting period.

On July 3, 2014, the Group established a new entity with a third party. The Group made cash contribution of US$ 2,617 for its 54.5% equity interest.

On July 22, 2014, the Company granted 209,650 NES to directors and employees which will vest on May 31, 2015. The fair value per NES granted was US$21.01, which approximates the market price of the Company’s ADS on the New York Stock Exchange as of the grant date.

On July 22, 2014, the Company’s board of directors authorized the repurchase of up to US$120,000 of the Company’s common shares during the period from July 28, 2014 through March 31, 2015. The Company plans to fund any share repurchases made under this program from the Company’s available cash balance.

On August 14, 2014, the Company invested US$3,000 in Juesheng.com by acquiring its convertible redeemable preferred shares, for 7.2% equity interest on an as-converted basis.

On August 25, 2014, the Company entered into a share purchase agreement with Alo7.com to invest additional US$10,000 convertible redeemable preferred shares in Alo7.com, for additional 11.2% equity ownership interests on an as-converted basis. After the investment, the Company had 17.2% equity interests in Alo7.com in total.

On September 19, 2014, Beijing Pioneer entered into a master exclusive service agreement with New Oriental China to enable the Company’s wholly owned subsidiaries in China to receive substantially all of the economic benefits of New Oriental China and its schools and subsidiaries. Under the master exclusive service agreement, Beijing Pioneer has the exclusive right to provide or designate any entities affiliated with it to provide New Oriental China and its schools and subsidiaries the technical and business support services, including new enrollment system development service, sale of educational software and other operating services. Each service provider has the right to determine the fees associated with the services it provides based on the technical difficulty and complexity of the services and the actual labor costs it incurs for providing the services during the relevant period. The term of this agreement is ten years and will be automatically extended upon the expiration. Beijing Pioneer may terminate the agreement at any time with a 30-day prior written notice to New Oriental China, whereas none of New Oriental China and its schools and subsidiaries can terminate this agreement. The various existing service agreements mentioned in Note 1 will remain effective after the inclusion of the master exclusive service agreement; however, if they have any conflict with the terms and conditions of the master exclusive service agreement, the master exclusive service agreement will prevail. The master exclusive service agreement was effective on September 19, 2014.